THE MANAGERS FUNDS
                                  EQUITY FUNDS

                       Supplement dated September 11, 1997
                        to Prospectus dated April 1, 1997


     The following information supersedes that contained in the prospectus solely with respect to the following Funds:

     Special Equity Fund
     -------------------
      Effective September 9, 1997, Kern Capital Management L.L.C. ("KCM") has been added as a fourth Asset Manager of the Special Equity Fund. KCM will be paid the same fee as the other asset managers on the Fund, 0.50% per annum of the average daily net assets that KCM manages. The firm is a Delaware Limited Liability Company founded in 1997. As of September 1997, assets under management totaled approximately $200 million. The firm's address is 114 West 47th Street, Suite 1926, New York, NY 10036.

      Robert E. Kern serves as the portfolio manager of the portion of the Special Equity Fund managed by KCM. Mr. Kern is a Managing Member, President, and Chief Executive Officer of KCM, positions he has held since the firm's inception. Prior to the firm's inception, Mr. Kern served as Senior Vice President with Fremont Investment Advisors from April 1997 to August 1997, and as Director with Morgan Grenfell Capital Management, Inc. from September 1986 to April 1997.


     Income Equity Fund
     ------------------
      Chartwell Investment Partners, L.P. ("Chartwell") has been approved to replace Spare, Kaplan, Bischel & Associates (SKB&A) as one of the Asset Managers of the Income Equity Fund. Chartwell will begin managing the assets of the Income Equity Fund currently under SKB&A on or about September 18, 1997. Chartwell will be paid the same fee as the other asset manager on the Fund, 0.35% per annum of the average daily net assets that Chartwell manages. The firm is a Limited Partnership founded in 1997. As of September 1997, assets under management totaled approximately $819 million. The firm's address is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

      Chartwell will employ a team approach to manage their portion of the Income Equity Fund.

     September 11, 1997


                               THE MANAGERS FUNDS
                     Supplement dated September 11, 1997 to
                       Statement of Additional Information
                               dated April 1, 1996

     The following information supersedes that contained in the Statement of Additional Information dated April 1, 1996 solely with respect to the following Funds:

     Special Equity Fund:
     -------------------
          Effective September 9, 1997, Kern Capital Management L.L.C. ("KCM") has been added as a fourth Asset Manager of the Special Equity Fund.
          KCM was founded in 1997, and is a Delaware Limited Liability Company which is controlled by Robert E. Kern, David G. Kern, and Fremont Investment Advisors, Inc., a subsidiary of Fremont Investments, Inc., which is affiliated with The Fremont Group.


     Income Equity Fund:
     ------------------
     Chartwell Investment Partners, L.P. ("Chartwell") has been approved to replace Spare, Kaplan, Bischel & Associates as one of the Asset Managers of the Income Equity Fund.
          Chartwell was founded in 1997, and is a Limited Partnership which is controlled by Bobcat Partners, L.P., which is controlled by John McNiff, James Croney, Jr., and Michael Kennedy.

     September 11, 1997